UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2010

TOWN AND COUNTRY APPRAISAL SERVICE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53214	26-1703958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 Westbridge Street, PO Box 1041, Blackfoot, ID	83221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  208-785-2474

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOWN AND COUNTRY APPRAISAL SERVICE, INC.

Form 8-K

In this Form 8-K, references to “we,” “our,” “us,” the “Company” or the “Registrant” refer to Town and Country Appraisal Service, Inc., a Nevada corporation.

Item 1.01 - Entry into a Material Definitive Agreement

On February 22, 2010, the Company entered into a Share Exchange Agreement dated (the “Share Exchange Agreement”) with Speedpal Broadband, a Nevada corporation (“Speedpal”) and the sole shareholder of Speedpal , pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Speedpal (the “Speedpal Acquisition”).  The closing of the Speedpal Acquisition occurred on February 26, 2010 (the “Closing Date”).  Pursuant to the terms of the Share Exchange Agreement, we issued 2,500,000 shares of Company common stock to the Speedpal Shareholder, in exchange for all the issued and outstanding capital stock of Speedpal, thereby making Speedpal a wholly-owned subsidiary of the Company.   This summary is qualified in its entirety by reference to the complete text of the Share Exchange Agreement which is incorporated by reference into this report as described below.

Concurrently with the Closing of the Speedpal Acquisition, John S. Chidester and Kathleen Chidester, affiliates and the principal shareholders of the Company sold 7,000,000 of their 9,340,000 shares in the Company and the operations the current appraisal service business of the Company was transferred to John S. Chidester and Kathleen Chidester, the original owners, in consideration of the cancellation of the balance of their shares of Common Stock in the Company.

Item 2.01 - Completion of Acquisition or Disposition of Assets

As discussed in Item 1.01 of this Current Report, as of February 26, 2010, the Company completed the Speedpal Acquisition

Item 3.02  - Unregistered Sales of Equity Securities

At the closing of the Speedpal Acquisition, the Company issued 2,500,000 restricted shares of the Company’s Common Stock to J. Michael Heil, the shareholder of Speedpal. The issuance of the shares of common stock to Mr. Heil was exempt from registration under the Securities Act pursuant to Section 4(2) thereof. The shares of the Company’s common stock issued to Mr. Heil will be restricted shares, and the holders thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom.

 Item 5.01—Changes in Control of Registrant

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

As a result of the Speedpal Acquisition pursuant to which the Company issued 2,500,000 restricted shares of common stock, the sale by John S. Chidester and Kathleen Chidester of 7,000,000 shares of their Common Stock and the cancellation of 2,340,000 shares of Common Stock by John S. Chidester and Kathleen in connection with the transfer of the operations the current appraisal service business of the Company to John S. Chidester and Kathleen Chidester, a change of control of the Company occurred.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with and upon the Closing of the Share Exchange Agreement, J. Michael Heil was appointed as a Director of the Company as well as the President, CFO and Secretary.  Immediately thereafter, John S. Chidester,  President CEO, Chief Financial Officer and a director, resigned as a director and from all offices he held with the Company.   Kathleen Chidester the Secretary and a director also resigned from all offices she held with the Company.

J.  Michael Heil, age 54, Heil has been involved with building, owning and operating Cable Television systems, Satellite Broadcast Networks, Communication Companies and internet based video streaming businesses since 1980.  From 1980 to 1985 he owned, built and operated cable TV systems in Arizona that he sold to Cable America and Times Mirror Inc.  In 1984 he started a pay-per-view television company with financing from Pacific Power Financial Services; which within two years sold to a Canadian Public Company, Television Entertainment Network where he worked as Chairman and CEO until 1989.  In 1990, Mr. Heil first consulted and then went to work for Washington D.C. based COMSAT as Director of Operations.  At that time, COMSAT was the world’s largest operator of orbiting geostationary satellites and Satellite delivered Hotel Pay-Per- View Systems.   In 1994, he formed a new organization, Skylink America Inc., with 240,000 subscriber satellite pay- per- view business and moved it Oregon.  After one year of operation he merged this business with a local cellular company that eventually sold to MCI.  In 1995 he owned and managed a satellite transponder leasing company, Programming Services Inc. with leased time from Hughes Satellite.  The company managed long term leased contracts for digital space segment with ATT, Broadcast International Inc and over a dozen Universities and start up niche networks.  Programming Services also operated four digital networks and an uplink and playback facility. Mr. Heils Company up-linked the first digital video premium pay content after successfully contracting with all the major movie studios for content.  In 1996 he was offered a position as chairman and CEO of a Bulletin Board public company which he quickly built into AMEX Company, C3D Television Inc. C3D created a worldwide patented technology that produced television special effects programming content.  C3D was sold to a Korean media provider in 2000.  In 2001 Mr. Heil was operating a start-up wireless broadband internet business which merged into a new wireless internet start-up, Corridor Communications Inc. which was acquired by Amnis Systems Inc. a high end video streaming company out of Palo Alto California.  Mr. Heil became the CEO and went on building the company becoming a cable MSO with the acquisition of 27 franchise cable systems.  In May of 2006 Mr. Heil joined Ad Systems Communication Inc. as its CEO and began rebuilding the company’s core business plan from the ground up.  After 24 months of new technology development, beta launches in the lab and field and the filing of the company’s patent application he launched Ad Systems new technology as a turnkey spot cable operator with new state-of the-art technology.   In 2007 he started Speedpal Broadband Inc.  a wireless internet and Media delivery business focused on the rural and tier 2 and tier 3 markets.

Item 9.01 – Financial Statements and Exhibits

(a)

Financial Statements.

We intend to file an amendment to this report upon receipt of the completed financial statements for the Business Acquired.

(c)      Exhibits

10.01 -  Share Exchange Agreement with Speedpal Broadband, Inc.

10.02 -  Share Purchase Agreement of John and Kathleen Chidester.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN AND COUNTRY APPRAISAL SERVICE INC.

Dated: March 1, 2010

/s/ John S. Chidester

By: John S. Chidester

Its: President and CEO